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                                                                    EXHIBIT 23.2

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-86053) of OCA, Inc. of our report dated June 28, 2004 relating to the financial statements and supplemental schedule of Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

New Orleans, Louisiana
July 18, 2005